Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 12, 2023 (the “Effective Date”), among Molecular Templates, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and subject to the conditions stated in this Agreement, shares of the Company’s Common Stock and prefunded warrants to purchase shares of Common Stock in the form attached hereto as Exhibit B (the “Prefunded Warrants”).

WHEREAS, in connection with the offering and sale of the Securities, the Company has entered into an engagement letter dated May 8, 2023 (the “Engagement Letter”), with Stifel, Nicolaus & Company, Incorporated (“Stifel”) (the “Placement Agent”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser, severally and not jointly, agree as follows:

1.	DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Board of Directors” means the board of directors of the Company.

“Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as amended, and as further amended by the Certificate of Designation of Preferences, Rights and Limitations of the Company’s Series A Convertible Preferred Stock.

“Charter Amendment” means an amendment to the Certificate of Incorporation that increases the Common Stock authorized for issuance (which may be effected by way of a reverse split of the issued and outstanding Common Stock without a proportionate decrease in the authorized shares) such that the Company has and maintains a sufficient number of shares of authorized and unissued Common Stock to permit the valid issuance of the Registrable Shares (including through the Second Closing).

“Closing” means either the Initial Closing or the Second Closing, as applicable.

“Commission” means the United States Securities and Exchange Commission.

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“Common Stock” means the common stock of the Company, $0.001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) securities issuable pursuant to that certain Convertible Secured Contingent Value Right Agreement between the Company and K2 HEALTHVENTURES LLC AND ANKURA TRUST COMPANY, LLC DATED JUNE 16, 2023 and (e) shares of Common Stock, Prefunded Warrants and Warrants pursuant to a Second Closing under this Agreement.

“Initial Closing” means the closing of the purchase and sale of Common Stock and Prefunded Warrants on the Initial Closing Date pursuant to Section 2.1 of this Agreement.

“Initial Closing Date” means July 17, 2023.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Lock-Up Agreement” means the Lock-Up Agreement, dated as of the date hereof, by and among Stifel and the directors and officers of the Company, in the form of Exhibit E attached hereto.

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“Material Adverse Effect” means a circumstance that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby, (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries (as defined below) taken as a whole, or (iii) the delisting or suspension of the Company’s Common Stock from Nasdaq.

“Measurement Period” means the 12-month period (or such longer period as approved by the Requisite Holders) following the later of: (i) filing of the Charter Amendment, and (ii) effectiveness of the Registration Statement registering the Registrable Shares issued in the Initial Closing.

“Nasdaq” means The Nasdaq Capital Market.

“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act pursuant to Section 4 hereof.

“Requisite Holders” means the Purchasers who collectively purchased at least a majority of the Securities (determined on an as-converted basis and without regard to beneficial ownership limitations) at the Initial Closing. Those Purchasers who do not join in an action to be approved by the Requisite Holders shall be referred to as the “Non-Consenting Purchasers”.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” means collectively all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2022 (including the exhibits thereto and documents incorporated by reference therein).

“Second Closing” means the closing of the purchase and sale of the Common Stock, Prefunded Warrants and Warrants on the Second Closing Date pursuant to Section 2.3 of this Agreement.

“Second Closing Date” means the date that is the third Trading Day following the satisfaction or waiver of the conditions set forth in Section 2.3 of this Agreement.

“Securities” means the Prefunded Warrants (including the Common Stock issuable upon exercise), Warrants (including the Common Stock issuable thereunder) and the Common Stock issuable hereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO of the Exchange Act, but shall be deemed to not include the location and/or reservation of borrowable shares of Common Stock.

“Trading Day” means a day on which Nasdaq is open for trading.

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“Transaction Documents” means this Agreement and any other documents or agreements executed and delivered to the Purchasers in connection with the transactions contemplated hereunder.

“Warrants” means warrants to purchase Common Stock of the Company at a price of $0.125 per share, in the form attached hereto as Exhibit D.

2.	PURCHASE AND SALE

2.1	Initial Closing.

(a)    At the Initial Closing, upon the terms set forth herein, the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of shares of Common Stock (the “Initial Closing Shares”) and Prefunded Warrants (the “Initial Closing Prefunded Warrants”) set forth opposite such Purchaser’s name on Exhibit A hereto, at a purchase price equal to $ 0.47 per share of Common Stock and $0.469 per Prefunded Warrant, respectively.

(b)    At the Initial Closing, each Purchaser shall deliver to the Company via wire transfer of immediately available funds equal to the purchase price set forth opposite such Purchaser’s name on Exhibit A hereto and the Company shall deliver to each Purchaser its respective Initial Closing Shares and Initial Closing Prefunded Warrants in the amounts set forth opposite such Purchaser’s name on Exhibit A hereto, deliverable on the Initial Closing Date, in accordance with Section 2.2 of this Agreement. The Initial Closing shall take place remotely via the exchange of executed documents and funds at 10:00 a.m. (New York City Time) on the Initial Closing Date or such other time and location as the parties shall mutually agree.

2.2	Deliveries; Closing Conditions.

(a)    Reserved.

(b)    At the Initial Closing, the Company will deliver or cause to be delivered to each Purchaser certificate(s) or book-entry shares representing the Initial Closing Shares and a PDF copy of the Initial Closing Prefunded Warrants (original to follow by overnight courier) purchased by such Purchaser, registered in such Purchaser’s name. Such delivery shall be against payment of the purchase price therefor by such Purchaser by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions. The Initial Closing Shares shall be delivered via a book-entry record through the transfer agent. Unless the Company and a Purchaser otherwise mutually agree with respect to such Purchaser’s Initial Closing Shares, at the Initial Closing settlement shall occur on a “delivery versus payment” basis.

(c)    The obligations of the Company hereunder in connection with the Initial Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects on the Initial Closing Date of the representations and warranties contained herein of the Purchasers; and

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(ii)    all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Initial Closing Date shall have been performed in all material respects.

(d)    The obligations of the Purchasers hereunder in connection with the Initial Closing are subject to the following conditions being met (to the extent not waived on a Purchaser-by-Purchaser basis):

(i)    the accuracy in all material respects on the Initial Closing Date of the representations and warranties contained herein (unless made as of a specified date therein) of the Company;

(ii)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Initial Closing Date shall have been performed in all material respects;

(iii)    the Purchasers shall have received the fully executed Lock-Up Agreements;

(iv)    the Purchasers shall have received a certificate of the Secretary of the Company (a “Secretary’s Certificate”), dated as of the Initial Closing Date in form and substance reasonably satisfactory to the Purchasers;

(v)    the Purchasers shall have received a certificate signed by the Chief Executive Officer of the Company (an “Officer’s Certificate”), dated as of the Initial Closing Date in form and substance reasonably satisfactory to the Purchasers;

(vi)    the Purchasers shall have received an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company (“Company Counsel”), dated as of the Initial Closing Date, in a form reasonably satisfactory to the Purchasers; and

(vii)    No Material Adverse Effect has occurred.

2.3	Second Closing.

(a)    If the Second Tranche Conditions (defined below) are met at any time within the Measurement Period, then the Company shall promptly (and in any event within two Trading Days) distribute to each Purchaser a notice that such conditions have been satisfied (a “Second Closing Notice”).

(i)    For purposes of this Agreement, the “Second Tranche Conditions” shall be:

(1)    10-day volume weighted average price of the Company’s Common Stock (as quoted on Nasdaq and as calculated by Bloomberg) of at least $1.41 per share (or such lesser amount as may be approved by the Requisite Holders) (which amount shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), with

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(2)    aggregate trading volume during the same 10-day period of at least 10 million shares (or such lesser amount as may be approved by the Requisite Holders).

(ii)    To the extent that any of the Second Tranche Conditions are adjusted downward by the Requisite Holders, then the Non-Consenting Purchasers shall not be required to purchase the Second Tranche Shares, notwithstanding the receipt of a Second Closing Notice. In no event may the Requisite Holders increase the Second Tranche Conditions.

(b)    Following the Company’s distribution of the Second Closing Notice (and subject to Section 2.3(a)(ii) with respect to Non-Consenting Purchasers), the Company shall issue and sell to each Purchaser on the Second Closing Date, and each Purchaser agrees (severally and not jointly) to purchase from the Company at that time, the number of shares of Common Stock (the “Second Tranche Shares”) and/or Prefunded Warrants (the “Second Tranche Prefunded Warrants”) set forth opposite such Purchaser’s name on Exhibit C hereto, at a purchase price equal to $0.47 per share of Common Stock and $0.469 per Prefunded Warrant, each of which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. The sales made at the Second Closing shall be made on the terms and conditions set forth in this Agreement, provided that: (i) the representations and warranties of the Company set forth in Section 3.1 hereof shall speak only as of the Initial Closing Date, and (ii) the representations and warranties of the Purchasers participating in the Second Closing set forth in Section 3.2 hereof shall speak as of the Second Closing Date.

(c)    At the Second Closing, each Purchaser that purchases all Second Tranche Shares that are subject to such Purchaser’s Second Closing Notice shall also purchase at the Second Closing a number of Warrants equal to the aggregate number of shares of Common Stock purchased by the Purchaser and shares of Common Stock underlying Prefunded Warrants purchased by the Purchaser (determined on an as-converted basis without regard to beneficial ownership limitations) in the Initial Closing and the Second Closing. The Purchasers shall pay $0.125 per share of Common Stock underlying the Warrants that are to be purchased at the Second Closing. Purchasers who fail to purchase all of the shares of Common Stock and Prefunded Warrants that are the subject of such Purchaser’s Second Closing Notice (whether or not such Purchaser is a Non-Consenting Purchaser) shall not have the right or obligation to purchase any Warrants pursuant to this Section 2.3(c).

(d)    To the extent that any Purchaser (including any Non-Consenting Purchaser) fails to purchase all of the Second Tranche Shares and Second Tranche Prefunded Warrants that are the subject of such Purchaser’s Second Closing Notice (a “Non-Participating Purchaser”), the Company shall promptly (and in any event within two Business Days after the Second Closing) notify all other Purchasers in writing of such occurrence, whereupon such other Purchaser(s) shall have the ratable right to subscribe for the Second Tranche Shares and Second Tranche Prefunded Warrants that are not so purchased by the Non-Participating Purchasers. The Second Tranche Shares and Second Tranche Prefunded Warrants that are purchased in lieu of the Non-Participating Purchasers shall include corresponding Warrant coverage in accordance with Section 2.3(c).

(e)    At the Second Closing (or within five Business Days after the Second Closing with respect to the Second Tranche Shares purchased on account of the Non-Participating Purchasers pursuant to Section 2.3(d)), each Purchaser shall deliver to the Company via wire

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transfer of immediately available funds equal to the purchase price for the Second Tranche Shares, Second Tranche Prefunded Warrants and Warrants and the Company shall deliver to each Purchaser certificate(s) or book-entry shares representing its respective Second Tranche Shares and the PDF copies of the Second Tranche Prefunded Warrants and Warrants (originals to follow by overnight courier).

(f)    In addition to the foregoing conditions, the obligations of the Company in connection with the Second Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects on the Second Closing Date, as applicable, of the representations and warranties contained herein (unless made as of a specified date therein) of the Purchasers; and

(ii)    all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Second Closing Date shall have been performed in all material respects;

(g)    In addition to the foregoing conditions, the obligations of the Purchasers in connection with the Second Closing are subject to the following conditions being met (to the extent that any such conditions have not been waived on a Purchaser-by-Purchaser basis):

(i)    the accuracy in all material respects on the Second Closing Date of the representations and warranties contained herein (unless made as of a specified date therein) of the Company;

(ii)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Second Closing Date shall have been performed in all material respects;

(iii)    Purchasers shall have received a Secretary’s Certificate, dated as of the Second Closing Date in form and substance reasonably satisfactory to the Purchasers;

(iv)    Purchasers shall have received an Officer’s Certificate, dated as of the Second Closing Date in form and substance reasonably satisfactory to the Purchasers;

(v)    Purchasers shall have received an opinion of Company Counsel, dated as of the Second Closing Date in a form reasonably satisfactory to the Purchasers;

(vi)    Purchasers shall have timely received the Second Closing Notice;

(vii)    the Charter Amendment shall been filed with the Delaware Secretary of State;

(viii)    the Registration Statement required to be filed with respect to the Initial Closing shall have been filed and declared effective and the prospectus therein shall be current; and

(ix)    No Material Adverse Effect has occurred.

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3.	REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3.2 of this Agreement and except as set forth in the SEC Reports filed at least five Trading Days prior to the Effective Date, which disclosures serve to qualify these representations and warranties in their entirety, the Company represents and warrants to the Purchasers that the statements contained in this Section 3.1 are true and correct as of the date hereof and as of the Initial Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

(a)    The Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(b)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business, to execute and deliver this Agreement and to issue, sell and deliver the Common Stock, Prefunded Warrants and Warrants as contemplated herein, subject to effectiveness of the Charter Amendment in the case of Securities that would be issued in the Second Closing.

(c)    The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of Texas and the State of New York, which is the only jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(d)    The authorized capital stock of the Company consists of 150,000,000 shares of common stock and 2,000,000 shares of undesignated preferred stock $0.001 par value per share (“Preferred Stock”). As of the Effective Date, there are 250 shares of Preferred Stock issued and outstanding comprised entirely of the Company’s Series A convertible preferred stock, and there are 56,351,647 shares of Common Stock issued and outstanding, of which no shares are owned by the Company. There are no other shares of any other class or series of capital stock of the Company issued or outstanding.

(e)    The Company has no subsidiaries (as defined under the Securities Act) other than Molecular Templates Opco, Inc. (the “Subsidiary”), the Company owns all of the issued and outstanding capital stock and ownership interests of the Subsidiary; other than the capital stock and ownership interests of the Subsidiary, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters, bylaws and operating agreements of the Company and the Subsidiary and all amendments thereto have been made available to you, and no changes therein will be made on or after the date hereof through and including the Initial Closing Date; Molecular Templates Opco, Inc. has been duly incorporated and is validly existing as a corporation and in good standing under the laws of Delaware, with full corporate power and authority to own, lease and operate its

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properties and to conduct its business; the Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock and ownership interests of the Subsidiary has been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as disclosed in the SEC Reports, are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(f)    The Common Stock underlying the Prefunded Warrants and Warrants, when issued and delivered against payment therefor as provided therein, will be, subject to effectiveness of the Charter Amendment in the case of Securities that would be issued in the Second Closing: (i) duly and validly authorized and such shares will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, rights of first refusal and similar rights; and (ii) free of any restriction upon the voting thereof pursuant to the Delaware General Corporation Law or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party. The Securities issuable as of the Initial Closing (including the underlying Common Stock issuable upon exercise of the Prefunded Warrants) are duly and validly authorized and reserved for issuance and will be validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Subject to effectiveness of the Charter Amendment, the Securities issuable as of the Second Closing (including the underlying Common Stock issuable upon exercise of the Prefunded Warrants and upon exercise of the Warrants) will be duly and validly authorized and reserved for issuance and will be validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Assuming the accuracy of the representations and warranties of each Purchaser in Section 3.2 hereof, the Securities will be issued in compliance with all applicable federal and state securities laws.

(g)    This Agreement has been duly authorized, executed and delivered by the Company and constitutes the lawful, valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally and general equitable principles.

(h)    Neither the Company nor any of its Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of

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indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any applicable federal, state, local or foreign law, regulation or rule, or (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of Nasdaq), or (E) any decree, judgment or order applicable to it or any of its properties, except, in the case of the foregoing clauses (B), (C), (D) and (E), for any such breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(i)    Neither the Company nor any of its Subsidiaries is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in Section 5.4 of this Agreement, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

(j)    The execution, delivery and performance of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or its Subsidiaries pursuant to) (A) the charter or bylaws of the Company or its Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or its Subsidiaries is a party or by which either of them or any of their respective properties may be bound or affected, or (C) any applicable federal, state, local or foreign law, regulation or rule, or (D) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of Nasdaq), or (E) any decree, judgment or order applicable to the Company or its Subsidiaries or any of their respective properties, except, in the case of the foregoing clauses (B), (C), (D) and (E), for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(k)    No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq) having jurisdiction over the Company, or approval of the stockholders of the Company or any other person or entity, is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby, other than (i) the approval of the Company’s stockholders of the Charter Amendment, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered, (iii) any listing applications and related consents or any notices required by Nasdaq in the ordinary course of the offering of the Securities, (iv) filings with the Commission under the Securities Act contemplated by this Agreement or (v) filings with the Commission on Form 8-K with respect to this Agreement.

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(l)    (i) Other than as disclosed in the SEC Reports, no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (ii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities other than as provided for in the Engagement Letter; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated by this Agreement, except any such right that has been validly waived in writing as of the date of this Agreement, copies of such waivers to have been made available to you; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in any other offering of securities of the Company.

(m)    Each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where failure to have, make or obtain the same would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor its Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or its Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(n)    The Company’s Common Stock is registered under Section 12 of the Exchange Act. The Company has filed all SEC Reports on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and, in each case, to the rules promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company meets the registration and transaction requirements for use of Form S-3 for the registration of the Registrable Shares for resale by the Purchasers.

(o)    The financial statements included in the SEC Reports, together with the related notes and schedules, present fairly the financial position of the Company as of the dates indicated and the results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except as otherwise disclosed therein and, in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes.

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(p)    Other than as disclosed in the SEC Reports, there are no actions, suits, claims, investigations or proceedings pending to which the Company or its Subsidiaries or, to the Company’s knowledge, any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, Nasdaq), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or its Subsidiaries, would not, individually or in the aggregate, have a Material Adverse Effect (assuming, with respect to any such action, suit, claim, investigation or proceeding to which the Company or its Subsidiaries is a party, that such action, suit, claim, investigation or proceeding was resolved adversely to the Company or its Subsidiaries, as the case may be); and, to the Company’s knowledge, no such actions, suits, claims, investigations or proceedings are threatened or contemplated.

(q)    Ernst & Young LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements included in the SEC Reports, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

(r)    Each stock option granted under any equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the Board of Directors (or a duly authorized committee thereof or by an executive officer pursuant to Section 157(c) of the Delaware General Corporation Law) of the Company and (iii) has been properly accounted for in the Company’s financial statements in accordance with U.S. generally accepted accounting principles and disclosed in the Company’s filings with the Commission.

(s)    Except as disclosed in the SEC Reports, since January 1, 2022, there has not been (i) any material adverse change, or any development that would be reasonably expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, (ii) any transaction to which the Company is a party which is material to the Company and its Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries (other than the issuance of shares of Common Stock upon exercise of stock options or vesting of restricted stock units granted under Stock Plans in existence on the date hereof and the grant of awards under Stock Plans in existence on the date hereof, in each case in the ordinary course of business) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

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(t)    Except as disclosed in the SEC Reports, each of the Company and its Subsidiaries has good title to all personal property, free and clear of all liens, claims, security interest or other encumbrances, except those that do not materially interfere with the use or proposed use of such property by the Company or its Subsidiaries, respectively, or as would not materially or adversely affect the value of such property; neither the Company nor its Subsidiaries own any real property; all the real property held under lease by the Company or its Subsidiaries is held thereby under valid, subsisting and enforceable leases.

(u)    Except as disclosed in the SEC Reports and except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company or its Subsidiaries owns the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information (collectively, “Intellectual Property”) described in the SEC Reports as being owned by it and owns or has obtained valid and enforceable licenses for, or other rights to use, all Intellectual Property used in, or necessary for, the conduct of the businesses of the Company and its Subsidiaries as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the SEC Reports) (collectively, “Company Intellectual Property”), except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally and general equitable principles; (ii) there are no third parties who have, or, to the Company’s knowledge, will be able to establish, rights to use any Company Intellectual Property that is owned or purported to be owned by the Company or its Subsidiaries, other than any co-owner of any patent or patent application constituting Intellectual Property who is listed as such on the records of the U.S. Patent and Trademark Office (the “PTO”), and, to the Company’s knowledge, no third party has any ownership interest in or to any Company Intellectual Property that is exclusively licensed to the Company or its Subsidiaries, except for, and to the extent of, the ownership rights of the owners of the Company Intellectual Property which the SEC Reports disclose is licensed to the Company or its Subsidiaries; (iii) to the Company’s knowledge, there is no infringement, misappropriation or other violation by any third parties of any Company Intellectual Property owned by or exclusively licensed to the Company or its Subsidiaries; (iv) neither the Company nor its Subsidiaries has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others challenging the Company’s or its Subsidiaries’ rights in or to any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (v) neither the Company nor its Subsidiaries has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others challenging the validity, enforceability or scope of any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vi) neither the Company nor its Subsidiaries has received any notice from, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by, others that the Company or its Subsidiaries infringes, misappropriates or otherwise violates, or would, upon the commercialization of any product or service described in the SEC Reports as under development, infringe, misappropriate or violate, any Intellectual Property of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (vii) each of the Company and its Subsidiaries has complied with the applicable terms of each agreement pursuant to which Company Intellectual Property has been licensed to such entity, and all such agreements are in full force and effect; (viii)

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to the Company’s knowledge, there is no patent or patent application that contains claims that, if practiced, would infringe the issued or pending claims of any patents or patent applications included in the Company Intellectual Property or that challenges the validity, enforceability or scope of any of the Company Intellectual Property; (ix) the manufacture, use and sale of the product candidates described in the SEC Reports as under development by the Company or its Subsidiaries fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company or its Subsidiaries, as the case may be; (x) each of the Company and its Subsidiaries has complied and, to the Company’s knowledge, each of their respective licensors has complied, with its duty of candor and disclosure to the PTO, as applicable, with respect to all patent applications owned or exclusively licensed to such entity and included in the Company Intellectual Property and filed with the PTO; (xi) all conditions stated in any license agreement under which Company Intellectual Property is licensed to the Company or its Subsidiaries that are required to be satisfied in order for the Company or its Subsidiaries, as applicable, to retain exclusive rights have been timely satisfied; (xii) to the Company’s knowledge, the issued patents owned by or exclusively licensed to the Company or its Subsidiaries are valid and enforceable and the Company is unaware of any facts that would preclude the issuance of a valid and enforceable patent on any pending patent application owned by the Company or its Subsidiaries; (xiii) the Company has taken reasonable steps necessary to secure interests of each of the Company and its Subsidiaries in the Company Intellectual Property purported to be owned by such entity from the employees, consultants, agents and contractors of such entity; (xiv) there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property owned by the Company or its Subsidiaries that are required to be described in the SEC Reports that are not so described therein; (xv) neither the Company nor its Subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be described in the SEC Reports that are not so described therein; and (xvi) no government funding, facilities or resources of a university, college, other educational institution or research center was used in the development of any Company Intellectual Property that is owned or purported to be owned by the Company or its Subsidiaries that would confer upon any governmental agency or body, university, college, other educational institution or research center any claim or right in or to any such Company Intellectual Property.

(v)    Neither the Company nor its Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or its Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or its Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or its Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or its Subsidiaries.

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(w)    The Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and its Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to give rise to any material costs or liabilities to the Company or its Subsidiaries under, or to interfere with or prevent compliance by the Company or its Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor its Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(x)    All tax returns required to be filed by the Company or its Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided, except to the extent failure to file such return or make such payments would not, individually or in the aggregate, have a Material Adverse Effect.

(y)    The Company maintains insurance covering the properties, operations, personnel and businesses of the Company and its Subsidiaries as the Company reasonably deems adequate to insure against such losses and risks in accordance with customary industry practice to protect the Company and Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase; the Company has no reason to believe that it will not be able to renew any such insurance as and when such insurance expires or obtain similar coverage at reasonable cost from similar insurers.

(z)    The Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Placement Agent and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Placement Agent.

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(aa)    Neither the Company nor its Subsidiaries has sent any communication or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the SEC Reports, and no such termination or non-renewal has been threatened by the Company or its Subsidiaries or, to the Company’s knowledge, threatened in writing by any other party to any such contract or agreement.

(bb)    The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc)    The Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; at December 31, 2022, no “material weakness” (as such term is defined in Rule 1-02(a)(4) of Regulation S-X under the Act) existed with respect to the Company’s internal control over financial reporting and since the end of the Company’s most recent audited fiscal year there have been no “significant deficiencies” or “material weaknesses” in the Company’s internal control over financial reporting identified to or by the Company’s independent registered accountants or audit committee or Board of Directors of the Company; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, its Subsidiaries and the Company’s directors and officers, in their capacities as such, are each, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder.

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(dd)    Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the SEC Reports has been made or reaffirmed with a reasonable basis and in good faith.

(ee)    All statistical or market-related data included in the SEC Reports are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

(ff)    Neither the Company nor its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its Subsidiaries has taken, directly or indirectly, without giving effect to activities by the Placement Agent, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Registrable Shares.

(gg)    The interactive data in eXtensible Business Reporting Language included in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(hh)    Neither the Company nor its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its Subsidiaries has taken any action, directly or indirectly, while acting on behalf of the Company or its Subsidiaries, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); the Company is not aware of any such action, directly or indirectly, having been taken on behalf of the Company or its Subsidiaries; and the Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(ii)    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(jj)    Neither the Company nor its Subsidiaries nor any of their respective affiliates, directors, officers, nor to the knowledge of the Company, any agent or employee of the Company or its Subsidiaries is subject to any sanctions administered or enforced by the Office of Foreign Assets Control (“OFAC”) of the United States Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant sanctions authority; and the Company will not directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that is the target of sanctions administered or enforced by

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such authorities or in connection with any country or territory that is the target of country- or territory-wide OFAC sanctions (currently, Iran, Sudan, Syria, Cuba, North Korea, Crimea and the Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine).

(kk)    The Subsidiaries are not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiaries’ capital stock or ownership interests, as applicable, from repaying to the Company any loans or advances to the Subsidiaries from the Company or from transferring any of the Subsidiaries’ property or assets to the Company, except, in each case, as described in the SEC Reports.

(ll)    The preclinical studies and clinical trials that are described in, or the results of which are referred to in, the SEC Reports were and, if still pending, are being conducted in all material respects in accordance with standard accepted medical and scientific research procedures and all applicable laws, including, but not limited to, the Federal Food, Drug and Cosmetic Act (the “FDCA”) and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312; the descriptions of and information regarding the results of such studies, tests and trials, and the data and results derived therefrom, contained in the SEC Reports are accurate and complete, as of the date indicated, in all material respects and fairly present the data derived from such tests and trials, and neither the Company nor its Subsidiaries, after due inquiry, has any knowledge of any other studies, tests, trials, publications, presentations or other information relating to the Company’s products or product candidates not described in the SEC Reports the results of which reasonably call into question the results described or referred to in the SEC Reports; neither the Company nor its Subsidiaries has received any notices or other correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency (collectively, the “Regulatory Agencies”) requiring or threatening the termination, suspension or material modification of any studies, tests or trials that are described or referred to in the SEC Reports; and the Company and its Subsidiaries have operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(mm)    Except as would not, individually or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect: (i) neither the Company nor its Subsidiaries has received any written notice of adverse filing, warning letter, untitled letter or other correspondence or notice from any Regulatory Agency or other relevant regulatory authorities, or any other court or arbitrator or federal, state, local or foreign governmental or regulatory authority, alleging or asserting material noncompliance with the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.) or similar state, federal or foreign law or regulation; (ii) the Company and its Subsidiaries, and to the Company’s knowledge, their respective directors, officers, employees or agents, are and have been since January 1, 2016 in compliance in all material respects with applicable health care laws, including without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the U.S. Civil False Claims Act (31 U.S.C. § 3729 et seq.), 18 U.S.C. §§ 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. § 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), HIPAA, as amended by the Health Information Technology for

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Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.), each as amended, and the regulations promulgated thereunder; and all other comparable local, state, federal, national, supranational and foreign laws, and the regulations promulgated thereunder, (collectively, “Health Care Laws”); (iii) neither the Company nor its Subsidiaries has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international government or other governmental, administrative or regulatory authority, governmental, administrative or regulatory agency or body, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private) or self-regulatory organization (each, a “Governmental Authority”) or third party alleging that any product, operation or activity is in violation of any Health Care Laws or has any knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) neither the Company nor its Subsidiaries or any of their respective directors, officers, employees or, to the Company’s knowledge, agents, is or has been debarred, suspended or excluded, or has been convicted of any crime or engaged in any conduct that would result in a debarment, suspension or exclusion from any federal or state government health care program; and (v) the Company and its Subsidiaries are not a party to nor have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any Governmental Authority.

(nn)    If required under applicable law, the Company shall file a Form D with respect to the Securities and, to the extent the Form D is not publicly available on the Commission’s EDGAR reporting system, will provide a copy thereof to each Purchaser promptly after such filing. The Company, on or before each of the Initial Closing Date and Second Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at each of the Initial Closing Date and Second Closing Date, pursuant to this Agreement under applicable securities or blue sky laws of the states of the United States (or to obtain an exemption from such qualification), and, if requested by a Purchaser, shall provide evidence of any material action so taken to such Purchaser on or prior to the Initial Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or blue sky laws of the states of the United States following the Initial Closing Date and the Second Closing Date.

(oo)    Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers hereunder. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of Nasdaq.

3.2    Representations, Warranties and Covenants of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents, warrants and covenants to the Company and the Placement Agent as of the Initial Closing and the Second Closing, as applicable:

(a)    Such Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement,

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to purchase the Securities and to carry out and perform all of its obligations under this Agreement; and (b) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

(b)    At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Such Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities. Such Purchaser acknowledges that it has had the opportunity to review the Company’s filings with the Commission and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities and (ii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(c)    Such Purchaser is purchasing the Securities for its own account, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part (within the meaning of the Securities Act.) in violation of the Securities Act. Such Purchaser understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Purchaser’s investment intent as expressed herein. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

(d)    Such Purchaser represents and acknowledges that is has not been solicited to offer to purchase or to purchase any Securities by means of any general solicitation or advertising within the meaning of Regulation D under the Securities Act.

(e)    Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. Such Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

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(f)    Such Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors and made such investigations as such Purchaser, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agent have acted solely as the agents of the Company in this placement of the Securities and such Purchaser has not relied on the business, legal, tax or investment advice of the Placement Agent or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated herein.

(g)    As of the Initial Closing Date, such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any purchases or sales of the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other person regarding the transactions contemplated hereby. Such Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any purchases or sales of the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(h)    Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.

(i)    Such Purchaser will hold in confidence all information concerning this Agreement and the sale and issuance of the Securities until the Company has made a public announcement concerning this Agreement and the sale and issuance of the Securities, which shall be made not later than 9:00 am New York time on the first Trading Day immediately after the signing of this Agreement.

(j)    Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(k)    Legend.

(i)    Such Purchaser understands that the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the Securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES

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REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.”

(ii)    The Company shall, at its sole expense, upon appropriate notice from any Purchaser stating that Registrable Shares have been sold pursuant to an effective Registration Statement, timely prepare and deliver certificates or book-entry shares representing the Registrable Shares to be delivered to a transferee pursuant to the Registration Statement, which certificates or book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent: (i) while the Registration Statement is effective, to issue to the transfer agent a “blanket” legal opinion to allow sales without restriction pursuant to the effective Registration Statement, and (ii) provide all other opinions as may reasonably be required by the transfer agent in connection with the removal of legends. A Purchaser may request that the Company remove, and the Company agrees to authorize the removal of, any legend from such Registrable Shares, following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Registrable Shares: (i) following any sale of such Registrable Shares pursuant to Rule 144, (ii) if such Registrable Shares are eligible for sale under Rule 144(b)(1), or (iii) following the time that the Registration Statement is declared effective. If a legend removal request is made pursuant to the foregoing, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Registrable Shares (or a request for legend removal, in the case of Registrable Shares issued in book-entry form), deliver or cause to be delivered to such Purchaser a certificate representing such Registrable Shares that is free from all restrictive legends or an equivalent book-entry position, as requested by the Purchaser. Certificates for Registrable Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) as directed by such Purchaser. The Company warrants that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If a Purchaser effects a transfer of the Registrable Shares in accordance with Section 3.2(k)(ii), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. Such Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 3.2(k)(ii) is predicated upon the Company’s reliance that such Purchaser will sell any such Registrable Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(l)    Immediately prior to each Closing, such Purchaser, together with its affiliates and any other persons acting as a group together with such Purchaser and any of its affiliates, beneficially owned the number of shares of Common Stock set forth on such Purchaser’s Statement of Beneficial Ownership on Schedule 13G.

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(m)    If such Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Purchaser’s jurisdiction.

(n)    Acknowledgements Regarding Placement Agent by each Purchaser.

(i)    Such Purchaser acknowledges that the Placement Agent is (a) acting as Placement Agent on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity, and (b) acting solely as Placement Agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity and are not and shall not be construed as a fiduciary for such Purchaser, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Documents. Such Purchaser represents that: (i) it was contacted regarding the sale of the Securities by the Placement Agent or the Company (or an authorized agent or representative thereof) with whom such Purchaser entered into a verbal or written confidentiality agreement; and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising as such terms are used in Regulation D of the Securities Act.

(ii)    Such Purchaser represents that it is making this investment based on the results of its own due diligence investigation of the Company, and has not relied on any information or advice furnished by or on behalf of the Placement Agent in connection with the transactions contemplated hereby. Such Purchaser acknowledges that the Placement Agent has not made, and will not make, any representations and warranties with respect to the Company or the transactions contemplated hereby, and such Purchaser will not rely on any statements made by the Placement Agent, orally or in writing, to the contrary.

(o)    Exculpation of the Placement Agents. Such Purchaser agrees for the express benefit of the Placement Agent, their affiliates and its representatives that neither the Placement Agent nor any of its affiliates or any of its representatives: (i) has any duties or obligations other than those specifically set forth in the Engagement Letter; (ii) shall be liable to such Purchaser for any improper payment made in accordance with the information provided by the Company; (iii) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the other Transaction Documents or in connection with any of the transactions contemplated hereby and thereby; or (iv) shall be liable to such Purchaser (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any other Transaction Documents or (B) for anything which any of them may do or refrain from doing in connection with this Agreement or any other Transaction Document.

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(p)    Voting of Securities. With respect to the Company’s upcoming special meeting of stockholders to approve the Charter Amendment (the “Special Meeting”), such Purchaser covenants to the Company, severally and not jointly with any other Purchasers, to vote and to cause its affiliates to vote, with respect to all Common Stock and other voting securities of the Company held of record or with respect to which they are entitled to vote, with respect to the Charter Amendment at the Special Meeting. The covenant contained in this Section 3(p) may be enforced solely by the Company and not the other third parties.

4.	REGISTRATION RIGHTS

4.1    Definitions. For the purpose of this Section 4, the term “Registrable Shares” means the Common Stock issued at a given Closing, as well as the Common Stock underlying any Prefunded Warrants and/or Warrants issued at a given Closing; provided, however, that a security shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Registration Statement, (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Security Act or otherwise, is removed by the Company, (iii) such security is eligible to be sold pursuant to Rule 144 without condition or restriction, including, without any limitation as to volume of sales, and without the Purchaser complying with any method of sale requirements or notice requirements under Rule 144, or (iv) such security shall cease to be outstanding following its issuance.

4.2    Registration Procedures and Expenses. The Company shall:

(a)    file a resale registration statement (including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements, a “Registration Statement”) with the Commission as soon as practicable, but in no event later than 30 days following each Closing (the “Filing Date”) to register for resale on Form S-3 all of the Registrable Shares then issued or issuable upon conversion of the Securities issued in such Closing (providing for shelf registration of such Registrable Shares under Commission Rule 415). In the event that Form S-3 is not available for the registration of the Registrable Shares, the Company shall register the resale of the Registrable Shares on such other form as is available to the Company;

(b)    use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable, and in any event within 90 days following the applicable Closing date (or, in the event the Staff reviews and has written comments to the Registration Statement, within 120 days following the applicable Closing date) (the earlier of the foregoing or the applicable date set forth in Section 4.2(g), the “Effectiveness Deadline”), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of the Registration Statement;

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(c)    not less than five Trading Days prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto, furnish via email to those Purchasers who have supplied the Company with email addresses copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Purchasers. The Company shall reflect in each such document when so filed with the Commission such comments regarding the Purchasers and the plan of distribution as the Purchasers may reasonably and promptly propose no later than three Trading Days after the Purchasers have been so furnished with copies of such documents as aforesaid.

(d)    promptly prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statements continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 4.7 below, subject to the Company’s right to suspend pursuant to Section 4.6;

(e)    furnish to the Purchasers such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(f)    file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of the Registration Statements; provided, however, that the Company shall not be required in connection with this Section 4.2(f) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(g)    upon notification by the Commission that a Registration Statement will not be reviewed or is not subject to further review by the Commission, the Company shall within two Trading Days following the date of such notification request acceleration of such Registration Statement (with the requested effectiveness date to be not more than two Trading Days later);

(h)    upon notification by the Commission that that the Registration Statement has been declared effective by the Commission, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(i)    advise the Purchasers promptly (and in any event within two Trading Days thereof):

(i)    of the effectiveness of the Registration Statement or any post-effective amendments thereto;

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(ii)    of any request by the Commission for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii)    of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)    of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;

(j)    cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed;

(k)    bear all expenses in connection with the procedures in paragraphs (a) through (l) of this Section 4.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states; and

(l)    not, from the date hereof until the effective date of the Registration Statement relating to the Initial Closing Shares, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) related to the Company’s employee benefit plans registered on Form S-8).

4.3    Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. Subject to Section 4.4, if either: (a) a Registration Statement covering all of the Registrable Shares required to be covered thereby and required to be filed by the Company pursuant to this Agreement following a given Closing is: (i) not filed with the Commission on or before a Filing Date (a “Filing Failure”), or (ii) not declared effective by the Commission on or before an Effectiveness Deadline (an “Effectiveness Failure”), or (b) on any day after effectiveness, sales of all of the Registrable Shares required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Registration Statement (a “Maintenance Failure”), then, in satisfaction of the damages to any holder of Registrable Shares by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to each Purchaser of Registrable Shares relating to such Registration Statement an amount in cash equal to 1.0% of such Purchaser’s aggregate purchase price then paid through each applicable closing relating to the applicable Registrable Shares on each of the following dates: (x) the day of a Filing Failure and on every thirtieth day (prorated for periods totaling less than 30 days) thereafter until such Filing Failure is cured; (y) the day of an Effectiveness Failure and on every thirtieth day (prorated for periods totaling less than 30 days) thereafter until such Effectiveness Failure is cured; and (z) the initial day of a Maintenance Failure and on every thirtieth day (prorated for periods totaling less than 30

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days) thereafter until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 4.3 are referred to herein as “Registration Delay Payments”; provided that in no event shall the aggregate Registration Delay Payments accruing under this Section 4.3 exceed 10% of a Purchaser’s aggregate purchase price then paid at a given Closing relating to the applicable Registrable Shares. The first such Registration Delay Payment shall be paid within three business days after the event or failure giving rise to such Registration Delay Payment occurred and all other Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured.

4.4    Rule 415; Cutback.

If at any time the staff of the Commission (“Staff”) takes the position that the offering of some or all of the Registrable Shares in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall (in consultation with legal counsel to the Purchaser) use its commercially reasonable efforts to persuade the Commission that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” In the event that, despite the Company’s commercially reasonable efforts (including incorporating comments from the Purchasers and their counsel on any response letters to Commissions comments, so long as such comments are provided without unreasonable delay) and compliance with the terms of this Section 4.4, the Staff refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. Any cutback imposed on the Purchasers pursuant to this Section 4.3 shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Purchasers holding a majority of the Registrable Shares otherwise agree. No liquidated damages shall accrue under Section 4.3 as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 4 shall again be applicable to such Cut Back Shares; provided, however, that (x) the Filing Date for the Registration Statement including such Cut Back Shares shall be 10 Trading Days after such Restriction Termination Date, and (y) the Effectiveness Deadline with respect to such Cut Back Shares shall be the 90th day immediately after the Restriction Termination Date or the 120th day if the Staff reviews such Registration Statement (but in any event no later than three Trading Days from the Staff indicating it has no further comments on such Registration Statement).

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4.5    Indemnification.

(a)    The Company agrees to indemnify and hold harmless each Purchaser and its affiliates, partners, members, officers, directors, agents and representatives, and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 the Exchange Act (each, a “Purchaser Party” and collectively the “Purchaser Parties”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse the Purchaser Parties for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon: (i) an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement; or (ii) any breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser Party (or any partner, member, officer, director or controlling person of the Purchasers) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the Commission, in accordance with Rule 172 of the Securities Act, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or a Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such Loss resulted or (iii) such Purchaser sold Registrable Shares in violation of such Purchasers’ covenants contained in Section 3.2 of this Agreement.

(b)    Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its officers, directors, affiliates, agents and representatives and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each a “Company Party” and collectively the “Company Parties”), from and against any Losses to which the Company Parties may become subject (under the Securities Act or otherwise), insofar as such Losses(or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the

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Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if, and only to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and each Purchaser, severally and not jointly, will reimburse each Company Party for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 4.5(b) be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon its sale of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation.

(c)    Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)    If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

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(e)    If the indemnification provided for in this Section 4.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

4.6    Prospectus Suspension. Each Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchasers notice that the Purchasers may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods shall in no event exceed 20 days in any 12-month period (an “Allowable Grace Period”) and that, in the good faith judgment of the Board of Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its stockholders.

4.7    Termination of Obligations. The obligations of the Company pursuant to Section 4.2 hereof shall cease and terminate, with respect to any Registrable Shares, upon the earlier to occur of (a) such time such Registrable Shares have been resold, or (b) such time as such Registrable Shares no longer remain Registrable Shares pursuant to Section 4.1 hereof.

4.8    Reporting Requirements.

(a)    With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Resistrable Shares to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use:

(i)    make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)    file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)    so long as a Purchaser owns Registrable Shares, to furnish to such Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether

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it is qualified as a registrant whose securities may be resold pursuant to Commission Form S-3, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144.

4.9    Blue Sky. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Registrable Shares.

5.	OTHER AGREEMENTS OF THE PARTIES

5.1    Integration. Except as contemplated by the terms of this Agreement, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities such that the rules of Nasdaq would require shareholder approval of this transaction prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

5.2    Securities Laws Disclosure; Publicity. The Company shall: (a) issue a press release disclosing the material terms of the transactions contemplated hereby promptly following the execution and delivery hereof (the “Press Release”), and (b) by 5:30 p.m. (New York City time) on the fourth Trading Day following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, in each case which shall have been previously reviewed by counsel for the Placement Agent (the “Form 8-K”). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company or any of their respective officers, directors or employees that is not disclosed in the Press Release, other than certain of the Non-Public Information (as defined in Section 5.3). Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby except as may be reviewed and approved by the Company and counsel to the Placement Agent; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure as is required by applicable law and regulations.

5.3    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents (“Non-Public Information”), the Company covenants and agrees that neither it nor any of its officers, directors, employees or agents acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information. The Company covenants and agrees that it will publicly disclose the Non-Public Information by no later than one Trading Day from the date hereof.

5.4    Use of Proceeds. The Company will use the net proceeds received from the sale of the Securities for general corporate purposes, which may include working capital, capital expenditures, research and development expenditures, clinical trial expenditures, commercial expenditures and milestone payments under in-license agreements.

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5.5    Charter Amendment. The Company covenants and agrees that as soon as reasonably practicable, but in any event no later than August 11, 2023, the Company shall present a proposal seeking approval of the Charter Amendment (with the recommendation of the Company’s Board of Directors to vote in favor of such proposal) and shall use reasonable best efforts to secure such approval at such meeting (and any subsequent meeting(s)). In the event that the Company does not successfully obtain approval of the Charter Amendment by the foregoing deadline, then the Company will convene subsequent stockholder meetings at least once every 180 days until it has succeeded in obtaining such approval. Upon receipt of stockholder approval, the Company shall promptly file the Charter Amendment.

5.6    Reservation of Common Stock. As of the date hereof, the Company has reserved and shall continue to reserve and keep available at all times, free of preemptive rights, the maximum number of shares of Common Stock permitted to be reserved, prior to effectiveness of the Charter Amendment, for the purpose of enabling the Company to issue the Common Stock underlying the Prefunded Warrants (such number of shares of Common Stock, the “Initial Reserve”). Upon effectiveness of the Charter Amendment, the Company shall reserve and shall continue to reserve and keep available at all times, free of preemptive rights, an additional number of shares of Common Stock representing the number of shares required in addition to the Initial Reserve to be sufficient for the purpose of enabling the Company to issue all Securities issuable at the Second Closing.

5.7    Nasdaq Listing. The Company shall prepare and file with Nasdaq a Notification of Listing of Additional Shares covering all Registrable Shares potentially issuable hereunder and shall cause all the Registrable Shares to be approved for listing on Nasdaq as promptly as possible thereafter.

5.8    Subsequent Equity Sales. From the date hereof until ninety (90) days after the Initial Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents. Notwithstanding the foregoing, this Section 5.9 shall not apply in respect of an Exempt Issuance.

5.9    Preemptive Right. For a period of five years from the Initial Closing Date, the Purchasers shall have the right to subscribe for their pro rata share (determined on an as-converted and fully-diluted basis, without regard to beneficial ownership limitations) of all future offerings of equity securities (including derivative securities that are convertible, exchangeable or exercisable for Common Stock), but excluding any Exempt Issuances. For any offering of securities subject to this Section 5.9, the Purchasers shall be provided with written notice of the proposed offering and the proposed terms at least five Trading Days prior to pricing. The Purchasers shall then have three Trading Days to indicate their interest in subscribing for the securities to be offered and sold in such offering(s).

6.	MISCELLANEOUS

6.1    Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Initial

32.

Closing has not been consummated within 10 calendar days from the Effective Date through no fault of such Purchaser; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

6.2    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay: (i) the reasonable fees and expenses of Biotechnology Value Fund (“BVF”) and its counsel in connection with the transactions contemplated hereunder, including the registration of the Registrable Shares (such expenses not to exceed $100,000 in the aggregate), and (ii) all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

6.3    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matter, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective upon actual receipt via mail, courier or confirmed email by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.5    Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by (a) the Company and (b) Purchasers holding at least a majority of the Securities sold in the Initial Closing (as a single class on an as-converted to Common Stock basis and without regard to any beneficial ownership limitations) and then-held by a Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). The Purchasers may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (other than by merger).

33.

6.8    Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiaries of the representations and warranties of the Company in Section 3.1, the representations, warranties and covenants of the Purchasers in Section 3.2, Section 5.2 and Section 5.7 of this Agreement. This Agreement is intended for the benefit of the parties hereto, as well as the Placement Agent to the extent any of them is a third party beneficiary pursuant to this Section 6.8, and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Section 4.5(a) and this Section 6.8.

6.9    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.10    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.11    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and

34.

effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.12    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained herein (and without limiting any similar provisions of), whenever any Purchaser exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13    Replacement of Shares. If any certificate or instrument evidencing any Security is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or bond, if requested. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.14    Remedies. The Company shall be entitled to exercise all rights provided herein or granted by law, including recovery of damages, for any breach of the Transaction Documents.

6.15    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.16    Waiver of Potential Conflicts of Interest. Each of the Purchasers and the Company acknowledge that Gibson, Dunn & Crutcher LLP (“Gibson Dunn”) is representing BVF in the transactions contemplated under this Agreement and has (and may continue to) represent other parties to this Agreement on unrelated matters. By executing this Agreement, each of the Purchasers and the Company hereby waive any actual or potential conflict of interest which has or may arise as a result of Gibson Dunn’s representation of such persons and entities, and represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.

35.

6.17    Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

6.18    WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Remainder of page intentionally left blank.]

36.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Molecular Templates, Inc.

/s/ Eric Poma
Name:	Eric Poma
Title:	Chief Executive Officer

Address for Notice:

Email:
Attention:

With a copy to (which shall not constitute notice):

37.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

BIOTECHNOLOGY VALUE FUND, L.P.

By:	/s/ Mark Lampert

Name:	Mark Lampert

Title:	Chief Executive Officer BVF I GP LLC, itself General Partner of Biotechnology Value Fund, L.P.

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

BIOTECHNOLOGY VALUE FUND II, L.P.

By:	/s/ Mark Lampert

Name:	Mark Lampert

Title:	Chief Executive Officer BVF II GP LLC, itself General Partner of Biotechnology Value Fund II, L.P.

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

BIOTECHNOLOGY VALUE TRADING FUND OS LP

By:	/s/ Mark Lampert

Name:	Mark Lampert

Title:	President BVF Inc., General Partner of BVF Partners L.P., itself sole member of BVF Partners OS Ltd., itself GP of Biotechnology Value Trading Fund OS LP

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

MSI BVF SPV, LLC

By:	/s/ Mark Lampert

Name:	Mark Lampert

Title:	President BVF Inc., General Partner of BVF Partners L.P., itself attorney-in-fact for MSI BVF SPV, LLC

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

EMPERY ASSET MASTER LTD BY: EMPERY ASSET MANAGEMENT, LP, ITS AUTHORIZED AGENT BY: EMPERY AM GP, LLC

By:	/s/ Ryan M. Lane

Name:	Ryan M. Lane

Title:	Managing Member

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

EMPERY TAX EFFICIENT, LP BY: EMPERY ASSET MANAGEMENT, LP, ITS AUTHORIZED AGENT BY: EMPERY AM GP, LLC

By:	/s/ Ryan M. Lane

Name:	Ryan M. Lane

Title:	Managing Member

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

EMPERY TAX EFFICIENT III, LP BY: EMPERY TAX EFFICIENT III, LP ITS AUTHORIZED AGENT BY: EMPERY AM GP, LLC

By:	/s/ Ryan M. Lane

Name:	Ryan M. Lane

Title:	Managing Member

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

ADAGE CAPITAL PARTNERS LP.

By:	/s/ Dan Lehan

Name:	Dan Lehan

Title:	Chief Operating Officer

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

SILVERARC CAPITAL ALPHA FUND I, L.P.

By:	/s/ Andrew Timpson

Name:	Andrew Timpson

Title:	Chief Operating Officer, SilverArc Capital Management, LLC, in its capacity as investment manager to SilverArc Capital Alpha Fund I, L.P.

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

SILVERARC CAPITAL ALPHA FUND II, L.P.

By:	/s/ Andrew Timpson

Name:	Andrew Timpson

Title:	Chief Operating Officer, SilverArc Capital Management, LLC, in its capacity as investment manager to SilverArc Capital Alpha Fund II, L.P.

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

SQUAREPOINT DIVERSIFIED PARTNERS FUND LIMITED

By:	/s/ Andrew Timpson

Name:	Andrew Timpson

Title:	Chief Operating Officer, SilverArc Capital Management, LLC, in its capacity as investment manager to Squarepoint Diversified Partners Fund Limited

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

BEMAP MASTER FUND LTD

By:	/s/ Jeff Muller

Name:	Jeff Muller

Title:	CCO, Monashee Investment Management, LLC

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

DS LIQUID DIV RVA MON LLC

By:	/s/ Jeff Muller

Name:	Jeff Muller

Title:	CCO, Monashee Investment Management, LLC

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

BLACKSTONE CSP-MST FMAP FUND

By:	/s/ Jeff Muller

Name:	Jeff Muller

Title:	CCO, Monashee Investment Management, LLC

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

MISSION PURE ALPHA LP

By:	/s/ Jeff Muller

Name:	Jeff Muller

Title:	CCO, Monashee Investment Management, LLC

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

MONASHEE PURE ALPHA SPV I LP

By:	/s/ Jeff Muller

Name:	Jeff Muller

Title:	CCO, Monashee Investment Management, LLC

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

ALLOSTERY INVESTMENTS LP

By:	/s/ Christopher Staral

Name:	Christopher Staral

Title:	Founder and Portfolio Manager

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

LYTTON-KAMBARA FOUNDATION

By:	/s/ Laurence Lytton

Name:	Laurence Lytton

Title:	President

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

BIOTECH TARGET N.V.

By:	/s/ J. Bootsma

By:	/s/ H.J. van Neutegem

Name:	J. Bootsma

Name:	H.J. van Neutegem

Title:	Managing Directors

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

[NAME OF PURCHASER]:

BIOTECH TARGET N.V.

By:	/s/ J. Bootsma

By:	/s/ H.J. van Neutegem

Name:	J. Bootsma

Name:	H.J. van Neutegem

Title:	Managing Directors

Address:

Shares Beneficially
Owned Prior to
Initial Closing:

EIN:

Contact:

Email:

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

INITIAL CLOSING SCHEDULE

58.

EXHIBIT B

FORM OF PREFUNDED WARRANT

59.

EXHIBIT C

SECOND CLOSING SCHEDULE

60.

EXHIBIT D

FORM OF WARRANT

61.

EXHIBIT E

FORM OF LOCK-UP AGREEMENT

62.